SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 6.050% Senior Secured Notes due 2032, 6.600% Senior Secured Notes due 2034, 6.950% Senior Secured Notes due 2036 and 7.850% Senior Secured Notes due 2056

On August 18, 2026 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”) issued (i) $1,750,000,000 aggregate principal amount of 6.050% Senior Secured Notes due 2032 (the “2032 Notes”), (ii) $1,000,000,000 aggregate principal amount of 6.600% Senior Secured Notes due 2034 (the “2034 Notes”), (iii) $1,000,000,000 aggregate principal amount of 6.950% Senior Secured Notes due 2036 (the “2036 Notes”) and (iv) $1,000,000,000 aggregate principal amount of 7.850% Senior Secured Notes due 2056 (the “2056 Notes,” and together with the 2032 Notes, the 2034 Notes and the 2036 Notes, the “Notes”). The offering and sale of the Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2026 and a prospectus supplement dated August 6, 2026.

In connection therewith, the Issuers entered into the below agreements.

Secured Notes Indenture

On the Closing Date, the Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the Subsidiary Guarantors entered into a supplemental indenture with the Trustee and Collateral Agent in connection with the issuance of the Notes and the terms thereof (the “Twenty-Eighth Supplemental Indenture”). The Twenty-Eighth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Twenty-Eighth Supplemental Indenture, the “Indenture”) providing for the issuance of senior secured notes of the Issuers generally.

The Indenture provides, among other things, that interest is payable on each series of the Notes on each February 15 and August 15, commencing February 15, 2027. At any time and from time to time prior to January 15, 2032, the Issuers may redeem the outstanding 2032 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after January 15, 2032, the Issuers may redeem some or all of the outstanding 2032 Notes at a redemption price equal to 100% of the principal amount of the 2032 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to December 15, 2033, the Issuers may redeem the outstanding 2034 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after December 15, 2033, the Issuers may redeem some or all of the outstanding 2034 Notes at a redemption price equal to 100% of the principal amount of the 2034 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to May 15, 2036, the Issuers may redeem the outstanding 2036 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after May 15, 2036, the Issuers may redeem some or all of the outstanding 2036 Notes at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to February 15, 2056, the Issuers may redeem the outstanding 2056 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after February 15, 2056, the Issuers may redeem some or all of the outstanding 2056 Notes at a redemption price equal to 100% of the principal amount of the 2056 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.

For a complete description of the Indenture and the Notes, please refer to copies of the Twenty-Eighth Supplemental Indenture, the form of the 2032 Notes, the form of the 2034 Notes, the form of the 2036 Notes and the form of the 2056 Notes filed herewith as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6, respectively. The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents. Defined terms used in this Item 1.01 but not otherwise defined herein shall have the meanings ascribed to such terms in the Base Indenture.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On the Closing Date, the Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is furnished herewith as Exhibit 99.1.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.2	Twenty-Eighth Supplemental Indenture, dated as of August 18, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.3	Form of 6.050% Senior Secured Notes due 2032 (included in Exhibit 4.2 hereto).

4.4	Form of 6.600% Senior Secured Notes due 2034 (included in Exhibit 4.2 hereto).

4.5	Form of 6.950% Senior Secured Notes due 2036 (included in Exhibit 4.2 hereto).

4.6	Form of 7.850% Senior Secured Notes due 2056 (included in Exhibit 4.2 hereto).

5.1	Legal Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated August 18, 2026, announcing the closing of the sale of the 6.050% Senior Secured Notes due 2032, 6.600% Senior Secured Notes due 2034, 6.950% Senior Secured Notes due 2036 and 7.850% Senior Secured Notes due 2056.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 18, 2026

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 18, 2026

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 18, 2026